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                                                                  Exhibit 99.(a)


                                    EXHIBIT A
                             JOINT FILING STATEMENT

         Pursuant to Rule 13d-1(k)(1), we, the undersigned, hereby express our agreement that the attached Schedule 13G is filed on behalf of each of us.

Date:    February 11, 2000

JOHARI INVESTMENT COMPANY LTD.


By:      /s/ Gary Simkin
         ----------------------
         Gary Simkin, President


GARY SIMKIN


By:      /s/ Gary Simkin
         ----------------------